Exhibit 10.1

FIRST AMENDMENT TO

REGISTRATION RIGHTS AGREEMENT

This FIRST AMENDMENT (this “Amendment”) to the Registration Rights Agreement, dated November 10, 1999 (as amended hereby, the “Agreement”), by and between Overseas Toys, LP, a Delaware limited partnership (the “Investor”) and Simon Worldwide, Inc., a Delaware corporation formerly known as Cyrk, Inc. (the “Company”), is made as of July 15, 2013. Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Agreement.

WHEREAS, in connection with the contemplated participation of the Investor in the offering, by the Company, of rights to purchase shares of the common stock of the Company, par value $0.01 per share (“Common Stock”), as set forth in the Registration Statement on Form S-1, File No. 333-189020, filed by the Company with the Securities and Exchange Commission on May 31, 2013 (the “Offering”), the parties desire to amend the Agreement to include within the definition of “Registrable Securities”: (1) shares of Common Stock purchased by the Investor in its tender offer, as further described in the Tender Offer Statement on Schedule TO filed by the Investor with the Securities and Exchange Commission on November 1, 2010 (the “2010 Tender Offer”), and (2) shares of Common Stock purchased by the Investor in the Offering.

NOW THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. The definition of “Registrable Securities” set forth in Section 1(e) of the Agreement is hereby amended and restated in its entirety as follows:

“Registrable Securities” means (x) the 37,940,756 shares of Common Stock issued to the Investor in exchange for the 34,717 shares of Series A Preferred Stock then held by the Investor pursuant to the terms of the Exchange and Recapitalization Agreement, dated as of June 11, 2008, between the Company and the Investor, (y) the 3,822,912 shares of Common Stock purchased by the Investor from other shareholders of the Company in the 2010 Tender Offer, and (z) all shares of Common Stock purchased by the Investor in the Offering (such shares described in clauses (x), (y) and (z) being collectively referred to herein as, the “Acquired Securities”), any stock or other securities into which or for which such Acquired Securities may hereafter be changed, converted or exchanged, and any other securities issued to the Holders of such Acquired Securities (or such securities into which or for which such Acquired Securities are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transactions or events, provided that any such securities shall cease to be Registrable Securities if (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act (as defined below) and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement, (ii) such securities shall have been transferred pursuant to Rule 144, or (iii) such securities are held by a Holder other than the Investor, unless such Holder shall furnish the Company an opinion of counsel, which opinion shall be reasonably satisfactory to the Company, to the effect that all of such securities are not permitted to be distributed by such Holder in one transaction pursuant to Rule 144.

[Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SIMON WORLDWIDE, INC.

By:	/s/ Terrence Wallock
Name:	Terrence Wallock
Its:	Secretary

OVERSEAS TOYS, L.P.

By:	Multi-Accounts, LLC
Its:	General Partner

By:	OA3, LLC
Its:	Managing Member

By:	/s/ Robert Bermingham
Name:	Robert Bermingham
Its:	Vice President and Secretary

[Signature page – First Amendment to Registration Rights Agreement]